SECURITIES AND EXCHANGE COMMISSION

                               WASHNGTON, DC 20549


                               ----------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


 Date of report (Date of earliest event reported) __January 19, 2000____


                             WATSON WYATT & COMPANY
                     -------------------------------------
               (Exact Name of Registrant as Specified in Charter)




         Delaware                           0-20724               53-0181291
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      (State or Other Jurisdiction          (Commission       (IRS Employer
         of Incorporation)                  File Number)   Identification No.)


         6707 Democracy Blvd., Suite 800, Bethesda, MD             20817
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(Address of Principal Executive Offices)                       (Zip Code)


 Registrant's telephone number, including area code ____301-581-4600____



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            (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

Watson Wyatt & Company today announced that it has filed registration statements with the U.S. Securities and Exchange Commission in connection with its proposed initial public offering.

The offering will include sales of newly issued shares of Watson Wyatt & Company Holdings, a new parent company to be formed pending shareholder approval, and resales of shares by existing Watson Wyatt & Company shareholders, virtually all of whom are active employees of the firm.

Watson Wyatt & Company is one of the world's leading human capital consulting firms. We provide consulting services in the areas of employee benefits, human resources technologies and human capital management. Together with Watson Wyatt Partners, a leading United Kingdom-based consulting partnership, we operate globally as Watson Wyatt Worldwide.

                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               WATSON WYATT & COMPANY
                                               (Registrant)
Date:  January 24, 2000

                                                BY: /s/Walter W. Bardenwerper
                                                     Walter W. Bardenwerper
                                                     Vice President, General
                                                     Counsel and Secretary